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                                                                    Exhibit 32.3

                                  CERTIFICATION

      The undersigned hereby certify that Crown NorthCorp, Inc.'s report on Form 10-QSB for the quarterly period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and the information contained in the report fairly represents, in all material respects, the financial condition and results of operation of the company.



Dated: May 21, 2004               By:       /s/ Ronald E. Roark
                                     -------------------------------------------
                                            Ronald E. Roark, Chairman and
                                               Chief Executive Officer



                                  By:       /s/ Rick L. Lewis
                                     -------------------------------------------
                                            Rick L. Lewis, Vice President,
                                            Treasurer and Chief Financial
                                            Officer



                                  By:       /s/ Stephen W. Brown
                                     -------------------------------------------
                                            Stephen W. Brown, Secretary


   A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Crown NorthCorp, Inc. and will be retained by Crown NorthCorp, Inc. and furnished to the Securities and
                 Exchange Commission or its staff upon request.